UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23086

WP Trust
(Exact name of registrant as specified in charter)

127 NW 13th Street Suite 13, Boca Raton, FL 33432
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St., Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 950-9112

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

1. Reports to Stockholders.

WP Large Cap Income Plus Fund

TICKER: WPLCX

Annual Shareholder Report

November 30, 2024

This annual shareholder report contains important information about WP Large Cap Income Plus Fund for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://wpfunds.com/literature. You can also request this information by contacting us at 1-866-959-9260.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Institutional Class Shares	$258	2.23%
Management's Discussion of Fund Performance

This has been a good year for our portfolio. Our overweighted holdings in Apple (APPL) and Microsoft (MSFT) which we purchased as value stocks years ago soared with the new hope and enthusiasm surrounding artificial intelligence. Additionally, our bank holdings in Bank of America, Wells Fargo, and JP Morgan Chase also did very well likely because of the lack of recession and a more normal yield curve which is good for bank income. While the Federal Reserve was increasing short-term rates, the yield curve was flatter or even inverse. Now that pressure is less the yield curve is looking more normal- but seems to still have a way to go. The lack of recession helps the banks by keeping banking activity strong and them having fewer bad loans. One more potential tailwind is the potential of lessoning regulation with the new administration in Washington. That might be very good for bank earnings as more bank customers can do deals, combinations, reorganizations and that's great for the banks as they charge fat fees when those transaction close.

Not everything is going up as much– our energy shares (Occidental Petroleum (OXY) and Chevron (CVX)) have not kept up with the gains we have seen on some of the other stocks. This is likely due to lower inflation which may mean lower oil prices and "Drill Baby Drill" may increase competition in the oil patch. In the future the expected lesser regulation from the new administration may become a tailwind to them, as a lot of their expenses, costs and delays are from the regulation front.

Our sole holding in bio- tech has been disappointing as the smaller companies and those medically related are lagging. This may be due to the hangover of COVID and a growing distrust of Pharma companies overall. It's a tough world out there for those that try to make "magic" drugs, get them approved by the FDA and then expect people to take them in this current environment of distrust. Higher interest rates also are a headwind for smaller companies as they need more capital as opposed to returning it.

We remain confident in our holdings, overall.

How did the Fund perform over the last 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Ten Years
WP Large Cap Income Plus Fund	31.49%	0.33%	5.81%
Dow Jones Industrial Average Index	27.19%	12.14%	12.17%
Fund Statistics
Net Assets ($)	$24,988,252
Number of Portfolio Holdings	16
Portfolio Turnover Rate (%)	2%
Total Advisory Fees Paid ($)	$309,776

1

What did the Fund invest in?
Top Ten Holdings (% of net assets)

Apple Inc.	19.47%
Microsoft Corporation	14.66%
Wells Fargo & Company	12.92%
JPMorgan Chase & Co.	12.89%
Bank of America Corporation	12.83%
ImmunityBio, Inc.	5.33%
Berkshire Hathaway Inc. - Class B	4.64%
Exxon Mobil Corporation	4.06%
Mitsubishi UFJ Financial Group, Inc. - ADR	3.81%
UBS Group AG (Switzerland)	3.24%
Sectors (% of net assets)

*	Net Assets represents cash, cash equivalents and liabilities, including options written, in excess of other assets.
Availability of Additional Information about the Fund

Additional information is available at https://wpfunds.com/literature, including its:

  Prospectus

  Holdings

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-866-959-9260 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2024	FYE 11/30/2023
Audit Fees	$17,600	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 11/30/2024	FYE 11/30/2023
Registrant		$3,750	$3,750
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

WP Large Cap Income Plus Fund
		Schedule of Investments
		November 30, 2024
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Banks
67,500	Bank of America Corporation +	$ 3,206,925
12,900	JPMorgan Chase & Co. +	3,221,388
80,000	Mitsubishi UFJ Financial Group, Inc. - ADR +	952,800
25,000	UBS Group AG (Switzerland) +	808,500
42,400	Wells Fargo & Company +	3,229,608
		11,419,221	45.70%

Beverages
1,800	Diageo PLC - ADR +	214,848	0.86%

Biotechnology
264,463	ImmunityBio, Inc. * +	1,332,894	5.33%

Diversified Financial Services
2,400	Berkshire Hathaway Inc. - Class B * +	1,159,248	4.64%

Hotels, Restaurants & Leisure
1,000	McDonald's Corporation +	296,010	1.19%

Oil, Gas & Consumable Fuels
2,000	Chevron Corporation +	323,860
8,600	Exxon Mobil Corporation +	1,014,456
7,000	Occidental Petroleum Corporation +	354,060
		1,692,376	6.77%

Software
8,650	Microsoft Corporation +	3,662,929	14.66%

Technology Hardware, Storage & Peripherals
20,500	Apple Inc. +	4,865,265	19.47%

Total for Common Stocks (Cost $8,348,050)		24,642,791	98.62%

MONEY MARKET FUNDS
431,915	Federated Hermes Government Obligations Fund - Institutional
	Class 4.50% **	431,915	1.73%
Total for Money Market Funds (Cost $431,915)

Total Investment Securities (Cost $8,779,965)		25,074,706	100.35%

Liabilities in Excess of Other Assets		(86,454)	-0.35%

Net Assets		$ 24,988,252	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Securities.
** The rate shown represents the annualized 7-day yield at November 30, 2024.
+ Portion or all of the security is pledged as collateral for options written. See Note 3.
The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund
Schedule of Options Written
November 30, 2024
CALL/PUT OPTIONS WRITTEN		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value

Put Options Written
Cboe S&P 500 Index *
December 19, 2025 Puts @ $3,800	20	$ 7,600,000	$ 58,200
Total Options Written (Premiums Received $93,753)		$ 7,600,000	$ 58,200

* Non-Income Producing Securities.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

WP Large Cap Income Plus Fund

Statement of Assets and Liabilities
November 30, 2024

Assets:
Investment Securities at Fair Value*	$ 25,074,706
Cash	1,000
Dividends Receivable	46,630
Prepaid Expenses	6,000
Total Assets	25,128,336
Liabilities:
Options Written at Fair Value (Premiums Received $93,753)	58,200
Payable to Adviser	26,787
Payable to Administrator	2,887
Payable to Broker	2,778
Payable to Chief Compliance Officer	34
Accrued Distribution and Service (12b-1) Fees	21,464
Other Accrued Expenses	27,934
Total Liabilities	140,084
Net Assets	$ 24,988,252

Net Assets Consist of:
Paid In Capital	$ 15,257,400
Total Distributable Earnings	9,730,852
Net Assets	$ 24,988,252

Net Asset Value, Offering and Redemption Price	$ 16.41

* Investments at Identified Cost	$ 8,779,965

Shares Outstanding (Unlimited number of shares	1,522,691
authorized without par value)

Statements of Operations
For the fiscal year ended November 30, 2024

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $X)	$ 389,890
Total Investment Income	389,890
Expenses:
Management Fees	309,776
Distribution and Service (12b-1) Fees - Institutional Class	27,977
Administration Fees	33,690
Transfer Agent Fees & Accounting Fees	31,800
Audit Fees	24,375
Legal Fees	20,228
Miscellaneous Expense	10,580
Compliance Officer Expense	12,034
Interest Expense	13,801
Trustees Fees	6,600
Custody Fees	8,235
Registration Expense	8,316
Printing & Mailing Fees	2,035
Insurance Expense	2,322
Total Expenses	511,769
Net Investment Income (Loss)	(121,879)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	1,143,717
Net Realized Gain (Loss) on Options Purchased	(134,892)
Net Realized Gain (Loss) on Options Written	108,038
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,237,757
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	35,045
Net Change in Unrealized Appreciation (Depreciation) on Options Written	3,368
Net Realized and Unrealized Gains (Loss) on Investments	6,393,033

Net Increase (Decrease) in Net Assets from Operations	$ 6,271,154

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statement of Cash Flows
For the fiscal year ended November 30, 2024

Increase (Decrease) in cash:
Cash flows from operating activities:
Net Increase (Decrease) in Net Assets from Operations	$ 6,271,154
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from
Operations to Net Cash (used in) Provided from Operating Activities:
Purchase of Investments and Options	(393,523)
Proceeds from Disposition of Investments and Options	3,110,718
(Purchase) Sales of Short-Term Investment Securities, Net	(196,943)
(Increase) Decrease in Dividends and Interest Receivable	14,979
(Increase) Decrease in Receivables for Securities Sold	201,238
(Increase) Decrease in Prepaid Expenses	(945)
Premiums Received from Options Written	284,182
Payments to Cover Options Written	(156,676)
Increase (Decrease) in Accrued Distribution (12b-1) Fees	8,781
Increase (Decrease) in Accrued Expenses	3,984
Increase (Decrease) in Payable to Broker	2,778
Return of Capital Received from Investments	8,750
Net Change in Unrealized (Appreciation) Depreciation on Investments
and Options	(5,276,170)
Net Realized (Gain) Loss on Investments and Options	(1,116,770)
Net Cash (used in)/Provided from Operating Activities	2,765,537

Cash flows from financing activities:
Proceeds from Fund Shares Sold	346,941
Payment on Fund Shares Redeemed	(3,142,985)	*
Cash Distributions Paid	-
Net Cash (used in)/Provided from Financing Activities	(2,796,044)

Net Increase (Decrease) in Cash	(30,507)

Cash:
Beginning of Year	31,507
End of Year	$ 1,000

Supplemental disclosure of cash flow information:

Reconciliation of restricted and unrestricted cash at the beginning of the year to the Statement of Assets and Liabilities:
Cash	$ 1,000
Deposits at Broker for Written Options	$ 30,507

Reconciliation of restricted and unrestricted cash at the end of the year to the Statement of Assets and Liabilities:
Cash	$ 1,000
Deposits at Broker for Written Options	$ -

Interest paid by the Fund was $13,444.
* Noncash financing activities not included herein consist of a decrease in payable for Fund Shares redeemed of $11,000.
The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statements of Changes in Net Assets
	12/1/2023	12/1/2022
	to	to
	11/30/2024	11/30/2023
From Operations:
Net Investment Income (Loss)	$ (121,879)	$ (17,214)
Net Realized Gain (Loss) on Investments, Options
Purchased and Options Written	1,116,863	2,296,337
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	5,276,170	130,275
Net Increase (Decrease) in Net Assets from Operations	6,271,154	2,409,398

From Capital Share Transactions:
Proceeds From Sale of Shares	346,941	393,594
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(3,131,986)	(3,716,034)
Net Increase (Decrease) from Shareholder Activity	(2,785,045)	(3,322,440)

Net Increase (Decrease) in Net Assets	3,486,109	(913,042)

Net Assets at Beginning of Year	21,502,143	22,415,185

Net Assets at End of Year	$24,988,252	$21,502,143

Share Transactions:
Issued	22,781	35,795
Reinvested	-	-
Redeemed	(223,485)	(325,622)
Net Increase (Decrease) in Shares	(200,704)	(289,827)

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Financial Highlights

Selected data for a share outstanding throughout each year:	12/1/2023	12/1/2022	12/1/2021	12/1/2020	12/1/2019
	to	to	to	to	to
	11/30/2024	11/30/2023	11/30/2022	11/30/2021	11/30/2020

Net Asset Value - Beginning of Year	$ 12.48	$ 11.13	$ 14.94	$ 12.24	$ 16.71
Net Investment Income (Loss) (a)	(0.08)	(0.01)	(0.00)	0.01	0.06
Net Gain (Loss) on Investments (Realized and Unrealized)	4.01	1.36	(3.79)	2.77	(4.08)
Total from Investment Operations	3.93	1.35	(3.79)	2.78	(4.02)

Distributions (From Net Investment Income)	-	-	(0.02)	(0.08)	(0.08)
Distributions (From Capital Gains)	-	-	-	-	(0.37)
Total Distributions	-	-	(0.02)	(0.08)	(0.45)

Net Asset Value - End of Year	$ 16.41	$ 12.48	$ 11.13	$ 14.94	$ 12.24
Total Return (b)	31.49%	12.13%	(25.41)%	22.76%	(24.71)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 24,988	$ 21,502	$ 22,415	$ 32,669	$ 29,647

Ratio of Expenses to Average Net Assets (c) (d)	2.23%	2.41%	2.54%	2.30%	2.75%
Ratio of Net Investment Income (Loss) to Average
Net Assets (d)	(0.53)%	(0.08)%	(0.01)%	0.08%	0.53%

Portfolio Turnover Rate	1.51%	3.82%	2.24%	3.86%	8.38%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Ratios do not include expenses of the investment companies in which the Fund invests.
(d) The ratios include interest expense of 0.06% during the year ended November 30, 2024, 0.05% during the year ended
November 30, 2023, 0.37% during the year ended November 30, 2022, 0.25% during the year ended November 30, 2021, and 0.45% during the year ended November 30, 2020.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
WP LARGE CAP INCOME PLUS FUND
November 30, 2024

1.) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The WP Large Cap Income Plus Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). As of November 30, 2024, there were two series authorized by the Trust. The Fund is a diversified Fund. The Fund’s investment objective is total return. The Fund’s investment adviser is Winning Points Advisors, LLC (the “Adviser”). The Fund currently offers one class of shares, Institutional Class shares. The Fund commenced operations on October 10, 2013.

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP"). The Fund follows the significant accounting policies described in this section.

SHARE VALUATION: The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. For the Institutional Class, the offering price and redemption price per share is equal to the NAV per share.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 2.

OPTIONS: The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

FEDERAL INCOME TAXES: The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the fiscal year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2024, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

In addition, GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations, including federal tax authorities and certain state tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)). The allocations are dependent upon the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

OTHER: Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds using the identified cost method. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income and interest expenses, if any, are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee to apply those guidelines in determining fair value prices, subject to review by the Board.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid or ask, it is generally categorized as a level 2 security. When market quotations are not readily available or when a Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures and are categorized as level 2 or level 3, as appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in Level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including purchased options and written options, will be valued at the mean of the bid and ask price on the primary exchange on which the option trades and are categorized as level 1 of the fair value hierarchy. If there is not a bid and ask price on the primary exchange on which the option trades, or if the Valuation Designee determines that the mean of the bid and ask price does not accurately reflect the current value, the option will be valued at fair value as determined under the fair value pricing procedures and may be categorized as level 2 or level 3, as appropriate.

In accordance with the Trust's fair value pricing guidelines, the Fund's Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by a Fund's Valuation Committee is the price at which the security could reasonably be sold in a current market transaction. Methods that are in accord with this principle may, for example, be based on a multiple of earnings; a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or yield to maturity and credit spread with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2024:

Valuation Inputs of Assets			Level 1	Level 2	Level 3	Total
Common Stock			$ 24,642,791	$ -	$ -	$ 24,642,791
Money Market Funds			431,915	-	-	431,915
Total			$ 25,074,706	$ -	$ -	$ 25,074,706

Valuation Inputs of Liabilities			Level 1	Level 2	Level 3	Total
Put Options Written			$ 58,200	$ -	$ -	$ 58,200
Total			$ 58,200	$ -	$ -	$ 58,200

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets or liabilities during the fiscal year ended November 30, 2024.

3. DERIVATIVES TRANSACTIONS
The Fund has adopted a derivative risk management program under Rule 18f-4 of the 1940 Act which governs the Fund's use of derivative transactions. As part of the program, the Board has appointed a member of the Fund's Adviser as the derivatives risk manager. As of November 30, 2024, portfolio securities valued at $24,642,791, were held in a segregated account by the custodian as collateral for options written.

The average monthly notional value of options contracts purchased and written by the Fund for the fiscal year ended November 30, 2024, were as follows:

Derivative Type					Average Notional Value
Call Options Purchased					$923,077
Put Options Purchased					$7,692,308
Put Options Written					($6,276,923)

As of November 30, 2024, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Liabilities			Location		Equity Contracts/Total
Put Options Written			Options Written at Fair Value		$ 58,200
Total Liabilities					$ 58,200

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the fiscal year ended November 30, 2024, are recorded in the following location in the Statement of Operations:

Net Change in Unrealized
Appreciation (Depreciation) on:			Location		Equity Contracts/Total
Call Options Purchased			Options Purchased		$ 35,045
Put Options Written			Options Written		$ 3,368
$ 38,413

Net Realized Gain (Loss) on:			Location		Equity Contracts/Total
Call Options Purchased			Options Purchased		$ (107,230)
Put Options Purchased			Options Purchased		$ (27,662)
Put Options Written			Options Written		$ 108,038
$ (26,854)

All open derivative positions at November 30, 2024, are reflected on the Fund's Schedule of Options Written.

The following tables present the Fund’s asset and liability derivatives available for offset under a master netting arrangement as of November 30, 2024.

Liabilities:		Gross Amount of Assets Presented in the Statement of Assets & Liabilities
Gross Amounts Not Offset in the Statement of Assets and Liabilities

		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities(1)

	Gross Amounts of Recognized Liabilities(1)				Cash Collateral Pledged(2)
Financial Instruments Pledged(2)
Net Amount of Liabilities
Description
Options
Written	$ 58,200	$ -	$ 58,200	$ 58,200	$ -	$ -

(1) Written options at value as presented in the Fund’s Schedule of Options Written.

(2) The amounts are limited to the derivative liability balances and accordingly do not include excess collateral pledged.

4.) INVESTMENT TRANSACTIONS
For the fiscal year ended November 30, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $342,804 and $3,107,346, respectively.

5.) ADVISERY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.35% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2024, the Adviser earned $309,776 in management fees. At November 30, 2024, the Fund owed the Adviser management fees of $26,787.

A managing member of the Adviser also serves as an Interested Trustee and Officer of the Trust.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows that the Fund may expend up to 0.25% for Institutional Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Beginning January 26, 2024, the Board reduced the Institutional shares service fee to 0.10% of average daily net assets. The Fund incurred distribution and service (12b-1) fees of $27,977 for the fiscal year ended November 30, 2024. At November 30, 2024, the Fund had available $21,464 which could be used for qualifying expenses under the Plan.

Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; subject to a minimum monthly fee of $2,800, plus reimbursement of out-of-pocket expenses. For its services, for the fiscal year ended November 30, 2024, PFS earned $33,690. At November 30, 2024, the Fund owed PFS administration fees of $2,887.

An officer of the Trust is also an officer of the Administrator.

6.) TAX MATTERS
For federal income tax purposes, at November 30, 2024, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including written options were as follows:

Cost of Investments				$ 8,885,688

Gross Unrealized Appreciation				$ 16,190,862
Gross Unrealized Depreciation				(1,844)
Net Unrealized Appreciation (Depreciation) on Investments				$ 16,189,018

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of derivatives and the tax deferral of wash sales.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2024, the Fund’s most recent fiscal year end, were as follows:

Accumulated Capital and Other Losses			$ (6,458,166)
Net Unrealized Appreciation			16,189,018
$ 9,730,852

As of November 30, 2024, accumulated capital and other losses include the following:

Deferred Late Year Ordinary Losses*			$ 121,575
Short Term Capital Loss Carryforward*			$ 6,303,183
Long Term Capital Loss Carryforward*			$ 33,408

* Under current tax law, late year ordinary losses incurred after December 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. Available capital loss carryforwards have no expiration. During the fiscal year ended November 30, 2024, the Fund utilized capital loss carryforwards of $1,119,898.

In accordance with GAAP, the Fund has recorded reclassifications in the capital accounts. The reclassifications listed below have no impact on the net asset value of the Fund and are as a result of net operating losses. As of November 30, 2024, the Fund recorded reclassifications to increase (decrease) the capital account as follows:

Paid In Capital			$ (26,658)
Total Distributable Earnings			$ 26,658

The tax character of distributions paid during the fiscal years ended November 30, 2024 and 2023 were as follows:

The Fund did not pay any distributions during the fiscal years ended November 30, 2024 and 2023.

7.) COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2024, Charles Schwab & Co. Inc., held for the benefit of its customers, in aggregate, 100% of Fund shares. The Trust does not know whether any underlying accounts of Charles Schwab & Co. Inc. owned or controlled 25% or more of the voting securities of the Fund.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of November 30, 2024, the Fund had 50.34% and 34.13%, respectively, of the value of its net assets invested in stocks within the Financials and Information Technology sectors.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no other subsequent events requiring adjustment to or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: /s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date: 1/29/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date: 1/29/2025

By: /s/ James Craft
James Craft
Principal Financial Officer

Date: 1/29/2025